SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 30, 1996


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                     (re EQCC HOME EQUITY LOAN TRUST 1996-4)
        (Exact name of registrant as specified in governing instruments)

                               33-99344
   Delaware                   333-17893                           59-3413237
(State or other           (Commission File                      (IRS Employer
jurisdiction of            Number)                              Identification
organization)                                                   No.)

10401 Deerwood Park Boulevard, Jacksonville, Florida               32256-0505
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:   (904) 987-5000



          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2



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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.         Financial Statements and Exhibits.

                (a)      Financial Statements - Not Applicable

                (b)      Pro Forma Financial Information - Not Applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                   Exhibit                                     Page

+  1.1 (A)  Underwriting Agreement dated as of December 17, 1996          5
            among EQCC Asset Backed Corporation, EQCC
            Receivables Corporation, Lehman Brothers, Inc., Credit
            Suisse First Boston Corporation, Prudential Securities
            Incorporated and Salomon Brothers Inc

+  1.1 (B)  Representations Letter dated as of December 17, 1996         34
            among EquiCredit Corporation of America, EquiCredit
            Corporation/Ala. & Miss., California/EquiCredit
            Corporation, EquiCredit Corporation of In., EquiCredit
            Corporation of Pa., EquiCredit Corporation of SC, Lehman
            Brothers, Inc., Credit Suisse First Boston Corporation,
            Prudential Securities Incorporated and Salomon Brothers
            Inc

+  4.1 (A)  Pooling and Servicing Agreement, dated as of December 1,     50
            1996, among EquiCredit Corporation of America, as Servicer,
            EQCC Asset Backed Corporation, EQCC Receivables
            Corporation and First Bank National Association, as Trustee

+ 10.1      Transfer Agreement dated as of December 1, 1996             784
            among EquiCredit Corporation of America, EquiCredit
            Corporation/Ala. & Miss., California/EquiCredit
            Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit Corporation of SC, EQCC
            Asset Backed Corporation and EQCC Receivables
            Corporation

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+ 10.3      Custodial Agreement dated as of December 1, 1996 among      828
            EquiCredit Corporation of America, EquiCredit
            Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit Corporation of SC, EQCC Receivables
            Corporation, EQCC Asset Backed Corporation, First Bank
            National Association, as Trustee, and The First National Bank of Boston, as Custodian.

+ Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool have been filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQCC RECEIVABLES CORPORATION


January 13, 1997                           By:   /s/ Stephen R. Veth
                                           Stephen R. Veth, President


                                           EQCC ASSET BACKED CORPORATION


January 13, 1997                           By:   /s/ Stephen R. Veth
                                           Stephen R. Veth, President


135694-1

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